SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2006 AND 2005

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        3

Balance Sheets                                                                 4

Statements of Income                                                           5

Statements of Cash Flows                                                       6

Statements of Stockholders Equity                                              7

Notes to  Financial Statements                                            8 - 17

Report of Independent Registered Public Accounting Firm - Additional
Information                                                                   18

Pro-forma Balance Sheets                                                      19

Pro-forma Statements of Income                                                20

MORGENSTERN, SVOBODA, & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

Board of Directors and Stockholders of
Shenzhen Speedy Dragon Enterprises Limited

We have audited the accompanying balance sheets of Shenzhen Speedy Dragon Enterprises Limited ("the Company") as of December 31, 2006 and 2005, and the related statements of income, comprehensive income, statements of stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen Speedy Dragon Enterprises Limited as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the periods then ended, in conformity with generally accepted accounting principles in the United States of America.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
March 30, 2007

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                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                                 BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

ASSETS                                                    2006            2005
                                                          ----            ----
Current Assets
Cash and cash equivalents                              $  17,800       $  31,873
Due From Shareholder                                     251,184
Due from affiliate                                            --          28,175
Other receivables                                         90,096          75,395
                                                       ---------       ---------
Total Current Assets                                     359,080         135,443

Property & equipment, net                                 22,995              --
                                                       ---------       ---------
Total Assets                                           $ 382,075       $ 135,443
                                                       =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses                  $     702       $   9,237
Due to affiliate                                           2,886              --
                                                       ---------       ---------
Total Current Liabilities                                  3,588           9,237
                                                       ---------       ---------

Stockholders' Equity

Common stock,  par value, "nil"                          374,900         122,300
Other comprehensive income                                 9,027           1,630
Retained earnings                                         (5,440)          2,276
                                                       =========       =========
Total Stockholders' Equity                               378,487         126,206
                                                       =========       =========
Total Liabilities and Stockholders' Equity             $ 382.075       $ 135,443
                                                       =========       =========

   The accompanying notes are an integral part of these financial statements.

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                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDING DECEMBER 31, 2006 AND 2005

                                                          2006           2005
                                                          ----           ----

Sales, net                                              $     --       $ 38,578

Cost of sales                                                 --          2,131
                                                        --------       --------
Gross profit                                                  --         36,447

Selling, general and administrative expenses               7,776         33,349
                                                        --------       --------
Income from operations                                    (7,776)         3,098
                                                        --------       --------

Other (Income) Expense                                       136             87

Interest (income)expense                                     (76)            (5)
                                                        --------       --------
Income before income taxes                                (7,716)         3,180

Provision for income taxes                                    --            608
                                                        --------       --------
Net income                                              $ (7,716)      $  2,572
                                                        ========       ========

   The accompanying notes are an integral part of these financial statements.

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                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                   2006          2005
                                                                   ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                      $  (7,716)    $   2,572
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                       1,255
(Increase) / decrease in assets:
Other receivables                                                 (14,701)        6,696
Loans shareholder                                                (251,184)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses                              (8,535)        7,544
Loans affiliates                                                   31,061       (28,175)
                                                                ---------     ---------

Net cash provided by operating activities                        (249,820)      (11,363)
                                                                =========     =========

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment                                  (24,250)           --
                                                                ---------     ---------
Net cash provided by Investing activities                         (24,250)           --
                                                                =========     =========
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in share capital                                         252,600            --
                                                                ---------     ---------
Net cash (used in) provided by financing activities               252,600            --
                                                                ---------     ---------
Effect of exchange rate changes on cash and cash equivalents        7,397         2,367

Net change in cash and cash equivalents                           (14,073)       (8,996)
Cash and cash equivalents, beginning balance                       31,873        40,869
                                                                ---------     ---------
Cash and cash equivalents, ending balance                       $  17,800     $  31,873
                                                                =========     =========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                             $     177     $     685
                                                                =========     =========
Interest payments                                               $      76     $       5
                                                                =========     =========

   The accompanying notes are an integral part of these financial statements.

                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                        STATEMENT OF STOCKHOLDERS' EQUITY
                  FOR THE YEAR ENDED DECEMBER 31, 2006 AND 2005

                                                                                    Retained        Shareholder
                                                    Share        Comprehensive      Earnings          Equity
                                                   Capital       Income (loss)      (deficit)         (deficit)
Balance January 1, 2005                          $  122,300       $     (737)      $     (296)       $  121,267

Foreign currency translation adjustments                               2,367                              2,367

Net income for the period ended 12/31/2005                                              2,572             2,572
                                                 ----------       ----------       ----------        ----------

Balance December 31, 2005                           122,300            1,630            2,276           126,206
                                                 ==========       ==========       ==========        ==========

Foreign currency translation adjustments                               7,397                              7,397

Net income for the year ended 12/31/2006                                               (7,716)           (7,717)

Increase share capital                              252,600                                             252,600
                                                 ==========       ==========       ==========        ==========

Balance December 31, 2006                        $  374,900       $    9,027       $   (5,440)       $  378,487
                                                 ==========       ==========       ==========        ==========

   The accompanying notes are an integral part of these financial statements.

                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTE TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 1 - ORGANIZATION

Shenzhen Speedy Dragon Enterprises Limited "SSD" was incorporated in 2002 under the laws of The Peoples' Republic of China. The Company is engaged in the business of air freight forwarding. In august of 2002 the company entered into a cooperation agreement with Guangzhou Luck Dragon Transportation Company "GLD" (Shenzhen division), an affiliated company. The cooperation period is from January 1, 2003 to December 31, 2006. Under the terms of this agreement "SSD" would liaison with airline companies, sign agreements with them to provide airfreight services. These services would be preformed by "GLD", who during the cooperation period, would operate completely independent to "SSD". Effective January 1, 2007 all business, operations, and man power will be transferred to "SSD"

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of December 31, 2006 and 2005, the accounts of Shenzhen Speedy Dragon Enterprises, Limited were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards (SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

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                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Advertising Costs

The company Expenses advertising Costs as incurred.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. There are no doubtful accounts as of December 31, 2006 or 2005.

                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

                Transportation equipment                 5 years

As of December 31, 2006 Property, Plant & Equipment consist of the following:

                                                         2006
                                                         ----

               Transportation Equipment                  24,250
                                                      ---------
                                                         24,250
               Accumulated depreciation                  (1,255)
                                                      ---------
                                                      $  22,995
                                                      =========

                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2006 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Basic and Diluted Earnings per Share

Earnings per share are calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), Earnings per share. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

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                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (SFAS 131), Disclosure about Segments of an Enterprise and Related Information requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

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                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2005, the EITF reached consensus on Issue No. 05-6, determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

On February 16, 2006 the Financial Accounting Standards Board (FASB) issued SFAS 155, "Accounting for Certain Hybrid Instruments," which amends SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September, 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statements applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

      a.    A brief description of the provisions of this Statement
      b.    The date that adoption is required
      c. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

Note 3 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 4 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 15%.

                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 6 - STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital. Effect January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2006 and 2005, the Company has yet to allocate any funds to these non-distributable reserve funds.

Note 7 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at December 31, 2006 and December 31, 2005 are as follows:

                                        Foreign Currency
                                          Translation        Accumulated Other
                                           Adjustment       Comprehensive Income
                                        ----------------    --------------------
Balance at January 1, 2005                $       (737)         $       (737)
Change for 2005                                  2,367                 2,367
                                          ------------          ------------
Balance at December 31, 2005                     1,630                 1,630
Change for 2006                                  7,397                 7,397
                                          ------------          ------------
Balance at December 31, 2006              $      9,027          $      9,027
                                          ============          ============

                   SHENZHEN SPEEDY DRAGON ENTERPRISES LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 9 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 10 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than 10% of revenues during the years ended 2006 or 2005. No customers accounted for more than 10% of the company's accounts receivable at December 31, 2006 or 2005.

Note 11 - SUBSEQUENT EVENTS

As discussed in Note 1 of these statements, all operations of Guangzhou Lucky Dragon have transferred to the company. The un-audited additional information included following the basic financial statements gives pro-forma information about what the company would have looked like had they been operating a one during 2006 and 2005.

MORGENSTERN, SVOBODA, & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

Board of Directors and Stockholders of
Shenzhen Speedy Dragon Enterprises Limited

Our report on our audit of the basic financial statements of Shenzhen Speedy Dragon for 2006 and 2005 appears on page number 3. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Accompanying pro-forma information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subject to the auditing procedures applied in the audit of the basic financial statements, and accordingly, we express no opinion on it.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
March 30, 2007

                                                   SPEEDY DRAGON                LUCKY DRAGON                 COMBINED
                                                   BALANCE SHEET               BALANCE SHEET               BALANCE SHEET
                                                     12/31/2006                  12/31/2006                 12/31/2006
                                                     ----------                  ----------                 ----------


                                                 2006          2005          2006          2005          2006          2005
                                                 ----          ----          ----          ----          ----          ----
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                $   17,800    $   31,873    $   49,408    $  566,701    $   67,208    $  598,574
     Other receivables                           341,280       103,570     1,144,608       509,310     1,485,888       612,880
     A/C Receivables                           1,286,505       740,227     1,286,505       740,227
                                              --------------------------------------------------------------------------------
                                                 359,080       135,443     2,480,521     1,816,238     2,839,601     1,951,681
NON CURRENT ASSETS:
     Fixed assets, net                            22,995            --        10,769         1,827        33,764         1,827

                                              --------------------------------------------------------------------------------
TOTAL ASSETS                                  $  382,075    $  135,443    $2,491,290    $1,818,065    $2,873,365    $1,953,508
                                              ================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Other payables and accrued expense       $    3,588    $    9,237    $  474,819    $  834,643    $  478,407    $  843,880
     Income tax liability, current               165,240        88,082       165,240        88,082
                                              --------------------------------------------------------------------------------
          Total current liabilities                3,588         9,237       640,059       922,725       643,647       931,962

STOCKHOLDERS' EQUITY:
      Common stock                               374,900       122,300        61,150        61,150       436,050       183,450
      Retained earnings                           -5,440         2,276     1,726,280       819,891     1,720,840       822,167
      APIC
      Comprehensive                                9,027         1,630        63,801        14,299        72,828        15,929
                                              --------------------------------------------------------------------------------
          Total stockholders' equity             378,487       126,206     1,851,231       895,340     2,229,718     1,021,546

                                              --------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $  382,075    $  135,443    $2,491,290    $1,818,065    $2,873,365    $1,953,508
                                              ================================================================================

                                                     Proforma                    Proforma
                                                   Adjustments                Balance Sheets
                                                   -----------                --------------

                                                 2006         2005          2006          2005
                                                 ----         ----          ----          ----
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $   67,208    $  598,575
     Other receivables                                                    1,485,888       612,880
     A/C Receivables                                                      1,286,505       740,227
                                              ---------------------------------------------------
                                                                          2,839,601     1,951,681
NON CURRENT ASSETS:
     Fixed assets, net                                                       33,764         1,827

                                              ---------------------------------------------------
TOTAL ASSETS                                                             $2,873,365    $1,953,508
                                              ===================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Other payables and accrued expense                                  $  478,467    $  843,880
     Income tax liability, current                                          165,240        88,082
                                              ---------------------------------------------------
          Total current liabilities                                         643,647       931,962

STOCKHOLDERS' EQUITY:
      Common stock                              -500,000     -500,000       -63,950      -316,550
      Retained earnings                         -334,799     -334,799     1,386,041       487,368
      APIC                                       834,799      834,799       834,799       834,799
      Comprehensive                                                          72,828        15,929
                                              ---------------------------------------------------
          Total stockholders' equity                                      2,229,718     1,021,546

                                              ---------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $       --    $      --    $2,873,365    $1,953,508
                                              ===================================================

                   Shenzhen Speedy Dragon Enterprises Limited
                  Guangzhou Luck Dragon Transportation Company
                         Pro-forma Statements of Income
                           December 31, 2006 and 2005

                                               SPEEDY DRAGON                 LUCKY DRAGON                   PROFORMA
                                             INCOME STATEMENT              INCOME STATEMENT             INCOME STATEMENT
                                                12/31/2006                    12/31/2006                   12/31/2006
                                                ----------                    ----------                   ----------
Revenue                                        --         38,578      9,696,813      7,511,645      9,696,813      7,550,223
Cost of Service                                                      (8,027,430)    (6,470,205)    (8,027,430)    (6,470,205)
Sales tax                                      --         (2,131)       (86,808)       (54,272)       (86,808)       (56,403)
                                        ------------------------------------------------------------------------------------

                                               --         36,447      1,582,575        987,168      1,582,575      1,023,615

Other income                                  136             87          1,907          1,692          2,043          1,779

General and administrative expenses        (7,776)       (33,349)      (514,223)      (416,486)      (521,999)      (449,835)
                                        ------------------------------------------------------------------------------------

Income from operations                     (7,640)         3,185      1,070,259        572,374      1,062,619        575,559
Finance cost                                  (76)            (5)          (927)          (336)        (1,003)          (341)
                                        ------------------------------------------------------------------------------------

Income before income taxes                 (7,716)         3,180      1,069,332        572,038      1,061,616        575,218

Provision for income taxes                     --           (608)      (162,942)       (86,945)      (162,942)       (87,553)

                                        ------------------------------------------------------------------------------------
Net income                                 (7,716)         2,572        906,390        485,093        898,674        487,665
                                        ====================================================================================